Exhibit 10.45

WARRANT

THIS WARRANT IS SUBJECT TO RESTRICTIONS ON TRANSFER AS SET FORTH IN SECTION 9 HEREIN.  THE WARRANT EVIDENCED OR CONSTITUTED HEREBY, AND ALL SHARES OF COMMON STOCK ISSUABLE HEREUNDER, HAVE BEEN AND WILL BE ISSUED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“THE ACT”), AND EXCEPT AS OTHERWISE PROVIDED HEREIN MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED WITHOUT REGISTRATION UNDER THE ACT UNLESS EITHER (A) THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED IN CONNECTION WITH SUCH DISPOSITION OR (B) THE SALE OF SUCH SECURITIES IS MADE PURSUANT TO SECURITIES AND EXCHANGE COMMISSION RULE 144.

WARRANT TO PURCHASE COMMON STOCK

OF

BROADVISION, INC.

July 7, 2004

THIS CERTIFIES THAT, for value received, PACIFIC SHORES INVESTORS, LLC, a Delaware limited liability company (“Holder”), is entitled, subject to the terms and conditions of this Warrant, at any time or from time to time after July 7, 2004 (the “Effective Date”), to purchase from BROADVISION, INC., a Delaware corporation (the “Company”), up to Seven Hundred Thousand (700,000) shares of common stock, par value $0.0001 per share (the “Common Stock”), of the Company, at a price of $5.00 per share (the “Exercise Price”).  This Warrant shall expire at 5:00 p.m. Pacific time on July 6, 2009 (the “Expiration Date”).  Both the number of shares of Common Stock purchasable upon exercise of this Warrant and the Exercise Price are further subject to adjustment and change as provided herein.

1.             CERTAIN DEFINITIONS.  As used in this Warrant the following terms shall have the following respective meanings:

“Acquisition” means (a) any sale or exchange of the capital stock by the stockholders of the Company in one transaction or series of related transactions where more than 50% of the outstanding voting power of the Company is acquired by a person or entity or group of related persons or entities; or (b) any reorganization, consolidation, merger or similar transaction or series of related transactions (each, a “Combination Transaction”) in which the Company is a constituent corporation or is a party if, as a result of such Combination Transaction, the voting securities of the Company that are outstanding immediately prior to the consummation of such Combination Transaction do not represent, or are not converted into, securities of the surviving corporation of such Combination

Transaction (or such surviving corporation’s parent corporation if the surviving corporation is owned by the parent corporation) that, immediately after the consummation of such Combination Transaction, together possess at least fifty percent (50%) of the total voting power of all securities of such surviving corporation (or its parent corporation, if applicable) that are outstanding immediately after the consummation of such Combination Transaction; or (c) a sale of all or substantially all of the assets of the Company, that is followed by the distribution of the proceeds to the Company’s stockholders.  For these purposes, an “Acquisition for Cash” means any Acquisition where the holders of the Company’s securities before the transaction receive solely cash consideration in connection with such transaction.

“Act” shall mean the Securities Act of 1933, as amended.

“Common Stock” shall mean the Common Stock of the Company and any other securities at any time receivable or issuable upon exercise of this Warrant.

“Fair Market Value” of a share of Common Stock as of a particular date shall mean:

(a)           If traded on a securities exchange, the Nasdaq Bulletin Board, the Nasdaq Small Cap Market or the Nasdaq National Market, as the case may be, the Fair Market Value shall be deemed to be the average of the closing prices of the Common Stock of the Company on such exchange or market over the five (5) business days ending immediately prior to the applicable date of valuation;

(b)           If actively traded over-the-counter, the Fair Market Value shall be deemed to be the average of the closing bid prices over the thirty (30) day period ending immediately prior to the applicable date of valuation; and

(c)           If there is no active public market, the Fair Market Value shall be the value as determined in good faith by the Company’s Board of Directors upon a review of relevant factors, including due consideration of the Holders’ determination of the value of the Company based on what a third party would pay for the shares in an arm’s length transaction, unless prior to such date the Company has become subject to a binding agreement for an Acquisition, in which case the current fair market value of the Common Stock shall be deemed to be the value received by the holders of the Common Stock for each share thereof pursuant to the Company’s Acquisition.

“Holder” shall include the original Holder and any subsequent Holder.

“SEC” shall mean the Securities and Exchange Commission.

2.             EXERCISE OF WARRANT

2.1.          Rights to Exercise

(a)           The rights represented by this Warrant may be exercised at any time on or after the first anniversary of the Effective Date and up through the Expiration Date, in whole or in part, by (i) the surrender of this Warrant (with the purchase form attached hereto as Exhibit A properly executed) at the principal executive office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company); and (ii) payment to the Company of the exercise price then in effect (subject to the provisions of subsection (c) below) for the number of shares specified in the above-mentioned purchase form together with applicable stock transfer taxes, if any.  All payments under this Warrant may be made by cash (including wire transfer), check or cancellation of indebtedness.  This Warrant shall be deemed to have been exercised, in whole or in part to the extent specified, immediately prior to the close of business on the date this Warrant is surrendered and payment is made in accordance with the foregoing provisions of this Section 2, and the person or persons in whose name or names the certificates for the shares shall be issuable upon such exercise shall become the holder or holders of record or such shares at that time and date.  The shares and the certificates for the shares so purchased shall be delivered to the Holder within a reasonable time, not exceeding two (2) business days, after the rights represented by this Warrant shall have been so exercised.

(b)           Rights to Exercise during the First 12 months.  Notwithstanding anything to the contrary contained in paragraph 2.1, the Holder may nonetheless elect to exercise this Warrant in whole or in part during the first 12 months following the Effective Date in connection with an Acquisition of the Company initiated (whether by the Company or the acquiring entity) or completed during that period.

(c)           Net Exercise Provisions.  Further notwithstanding anything to the contrary contained in paragraph 2.1, the Holder may elect to exercise this Warrant in whole or in part by receiving shares equal to the value (as determined below) of this Warrant, or any part hereof, upon surrender of this Warrant at the principal office of the Company together with notice of such election in which event the Company shall issue to the Holder a number of shares computed using the following formula:

X =	Y(A-B)
A

Where X =             the number of shares to be issued to the Holder (provided however that in no event shall X equal less than zero);

Y =                          the number of shares issuable upon exercise of this Warrant;

A =                         the current Fair Market Value of one share of Common Stock calculated as of the last business day immediately preceding the exercise of this Warrant;

B =                          the Exercise Price of this Warrant (as adjusted as provided herein).

2.2.          Stock Certificates; Fractional Shares.  As soon as practicable on or after the date of an exercise of this Warrant, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of whole shares of Common Stock issuable upon such exercise, together with cash in lieu of any fraction of a share equal to such fraction of the current Fair Market Value of one whole share of Common Stock as of the date of exercise of this Warrant.  No fractional shares or scrip representing fractional shares shall be issued upon an exercise of this Warrant.

2.3.          Partial Exercise; Effective Date of Exercise.  In case of any partial exercise of this Warrant, the Company shall cancel this Warrant upon surrender hereof and shall execute and deliver a new Warrant of like tenor and date for the balance of the shares of Common Stock purchasable hereunder.  This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above.  The person entitled to receive the shares of Common Stock issuable upon exercise of this Warrant shall be treated for all purposes as the holder of record of such shares as of the close of business on the date the Holder is deemed to have exercised this Warrant.

3.             VALID ISSUANCE; TAXES.  All shares of Common Stock issued upon the exercise of this Warrant shall be validly issued, fully paid and non-assessable, and the Company shall pay all taxes and other governmental charges that may be imposed in respect of the issue or delivery thereof.  The Company shall not be required to pay any tax or other charge imposed in connection with any transfer involved in the issuance of any certificate for shares of Common Stock in any name other than that of the Holder of this Warrant, and in such case the Company shall not be required to issue or deliver any stock certificate or security until such tax or other charge has been paid, or it has been established to the Company’s reasonable satisfaction that no tax or other charge is due.

4.             ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF SHARES.  The number of shares of Common Stock issuable upon exercise of this Warrant (or any shares of stock or other securities or property receivable or issuable upon exercise of this Warrant) and the Exercise Price are subject to adjustment upon occurrence of the following events:

4.1.          Adjustment for Stock Splits, Stock Subdivisions or Combinations of Shares.  The Exercise Price of this Warrant shall be proportionally decreased and the number of shares of Common Stock issuable upon exercise of this Warrant (or any shares of stock or other securities at the time issuable upon exercise of this Warrant) shall be proportionally increased to reflect any stock split or subdivision of the Company’s Common Stock.  The Exercise Price of this Warrant shall be proportionally increased and the number of shares of Common Stock issuable upon exercise of this Warrant (or any shares of stock or other securities at the time issuable upon exercise of this Warrant) shall be proportionally decreased to reflect any combination of the Company’s Common Stock.

4.2.          Adjustment for Dividends or Distributions of Stock or Other Securities or Property.  In case the Company shall make or issue, or shall fix a record date for the determination of eligible holders entitled to receive, a dividend or other distribution with respect to the Common Stock (or any shares of stock or other securities at the time issuable upon exercise of the Warrant) payable in (a) securities of the Company or (b) assets (excluding cash dividends paid or payable solely out of retained earnings), then, in each such case, the Holder of this Warrant on exercise hereof at any time after the consummation, effective date or record date of such dividend or other distribution, shall receive, in addition to the shares of Common Stock (or such other stock or securities) issuable on such exercise prior to such date, and without the payment of additional consideration therefor, the securities or such other assets of the Company to which such Holder would have been entitled upon such date if such Holder had exercised this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available by it as aforesaid during such period giving effect to all adjustments called for by this Section 4.

4.3.          Reclassification.  If the Company, by reclassification of securities or otherwise, shall change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Exercise Price therefore shall be appropriately adjusted, all subject to further adjustment as provided in this Section 4.  No adjustment shall be made pursuant to this Section 4.3 upon any conversion or redemption of the Common Stock that is the subject of Section 4.5.

4.4.          Adjustment for Capital Reorganization, Merger or Consolidation.  In the case of any reclassification or change of the outstanding securities of the Company or of any reorganization of the Company (or of any other corporation, the stock or other securities of which are at the time receivable on the exercise of this Warrant), after the date hereof, or in case, after such date, the Company (or any such corporation) shall consolidate with or merge with or into another corporation or convey its capital stock or all or substantially all of its assets to another corporation or other entity, then, in each such case, Holder, upon any exercise of this Warrant, at any time after the consummation of such reclassification, change, reorganization, consolidation, merger, or conveyance, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise of this Warrant prior to such consummation, the stock or other securities or property to which such Holder would have been entitled upon the consummation of such reclassification, change, reorganization, consolidation, merger or conveyance if Holder had exercised the Warrant immediately prior thereto, all subject to further adjustment as provided in this Section 4, and the successor or purchasing corporation or other entity in such reclassification, change, reorganization, consolidation, merger or conveyance (if not the Company) shall duly execute and deliver to Holder a supplement hereto acknowledging such corporation’s or entity’s obligations under the Warrant; and in each such case, the terms of the Warrant (including the exercisability, transfer and adjustment provisions of the Warrant) shall be applicable to the shares of stock or other securities or property receivable upon the exercise of the Warrant after the consummation of such reclassification, change, reorganization, consolidation, merger or conveyance.

4.5.          Other Events.  If any event occurs of the type contemplated by the provisions of this Section 4, but not expressly provided for by such provisions or definition (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company’s Board of Directors in its reasonable judgment shall make an appropriate adjustment in the number of shares of Common Stock obtainable upon exercise of this Warrant so as to protect the rights of the Holder.

4.6.          Conversion of Common Stock.  In case all or any portion of the authorized and outstanding shares of Common Stock of the Company are redeemed or converted or reclassified into other securities or property pursuant to the Company’s Certificate of Incorporation or otherwise, or the Common Stock otherwise ceases to exist, then, in such case, the Holder of this Warrant, upon exercise hereof at any time after the date on which the Common Stock is so redeemed or converted, reclassified or ceases to exist (the “Termination Date”), shall receive, in lieu of the number of shares of Common Stock that would have been issuable upon such exercise immediately prior to the Termination Date, the securities or property that would have been received if this Warrant had been exercised in full and the Common Stock received thereupon had been simultaneously converted immediately prior to the Termination Date, all subject to further adjustment as provided in this Warrant.  Additionally, the Exercise Price shall be immediately adjusted to equal the quotient obtained by dividing (x) the aggregate Exercise Price of the maximum number of shares of Common Stock for which this Warrant was exercisable immediately prior to the Termination Date by (y) the number of shares of Common Stock of the Company for which this Warrant is exercisable immediately after the Termination Date, all subject to further adjustment as provided herein.

5.             REPRESENTATIONS AND WARRANTIES.  The Company hereby represents and warrants to the Holder that:  (a) the Company has all requisite power and authority to enter into and perform its obligations under this Warrant; (b) the execution and delivery by the Company of this Warrant and the performance of all obligations of the Company hereunder have been duly authorized by all necessary board and stockholder actions; (c) all Common Stock which may be issued upon the exercise of the purchase right represented by this Warrant shall, upon issuance, be duly authorized, validly issued, fully paid and nonassessable, and free of any liens and encumbrances except for restrictions on transfer provided for herein or under applicable federal and state securities laws; and (d) the Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation.  The Company’s capitalization information is set forth in Exhibit C hereto.

6.             CERTIFICATE AS TO ADJUSTMENTS.  In each case of any adjustment in the Exercise Price, or number or type of shares issuable upon exercise of this Warrant, the Chief Financial Officer or Controller of the Company shall compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment and showing in detail the facts upon which such adjustment is based, including a statement of the adjusted Exercise Price.  The Company shall promptly send (by facsimile and by either first class mail, postage prepaid or overnight delivery) a copy of each such certificate to the Holder.

7.             LOSS OR MUTILATION.  Upon receipt of evidence reasonably satisfactory to the Company of the ownership of and the loss, theft, destruction or mutilation of this Warrant, and of indemnity reasonably satisfactory to it (but without the requirement of a bond), and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will execute and deliver in lieu thereof a new Warrant of like tenor as the lost, stolen, destroyed or mutilated Warrant.

8.             RESERVATION OF COMMON STOCK.  The Company hereby covenants that at all times there shall be reserved for issuance and delivery upon exercise of this Warrant such number of shares of Common Stock or other shares of capital stock of the Company as are from time to time issuable upon exercise of this Warrant and, from time to time, will take all steps necessary to amend its Certificate of Incorporation to provide sufficient reserves of shares of Common Stock or other shares of capital stock issuable upon exercise of this Warrant (and shares of its Common Stock for issuance on conversion of such capital stock).  All such shares shall be duly authorized, and when issued upon such exercise, shall be validly issued, fully paid and non-assessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale and free and clear of all preemptive rights, except encumbrances or restrictions arising under federal or state securities laws.  Issuance of this Warrant shall constitute full authority to the Company’s officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock and other capital stock upon the exercise of this Warrant.

9.             TRANSFER AND EXCHANGE.  Subject to compliance with all applicable securities laws, this Warrant and all rights hereunder may be transferred, assigned and/or pledged by the Holder with the prior written consent of the Company, which consent may not be unreasonably withheld, to any person, in whole or in part, except that Company consent shall not be required (i) in the case of a Holder who is a partnership or limited liability company, to a partner (including a limited partner) of such partnership or a member of such limited liability company; or (ii) to any parent or subsidiary of any Holder or parent of any Holder or any successor or permitted assignee of any Holder or any parent of any Holder; or (iii) to any “affiliate” of a Holder (as defined in Rule 12b-2 of the Securities Exchange Act of 1934), or (iv) to any entity or person otherwise related organizationally to a Holder; or (v) to a lender or a lender participant of such Holder, or to a lender or a lender participant of an affiliate of such Holder.  The Company will record such transfer on its books maintained for such purpose at the principal office of the Company referred to above, upon delivery of the form of Assignment attached hereto as Exhibit B (the “Assignment”), duly executed by the Holder, surrender of this Warrant properly endorsed at the principal office of the Company and payment of any necessary transfer tax or other governmental charge imposed upon such transfer.  No transfer may be made until and unless such transferee acknowledges and agrees to the provisions set forth in Section 11 herein.  Upon any partial transfer, the Company will issue and deliver to the Holder a new Warrant or Warrants with respect to the portion of this Warrant not so transferred.  Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that when this Warrant shall have been so endorsed, the person in possession of this Warrant may be treated by the Company, and all other persons dealing with this Warrant, as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented hereby, any notice to the contrary notwithstanding; provided, however that until a transfer of this Warrant is duly registered on the books of the Company, the Company may treat the Holder in whose name the Warrant is registered on the books and records maintained by the Company as the owner for all purposes.

10.          REGISTRATION RIGHTS AND OBLIGATIONS.

10.1.        Certain Definitions.  For purposes of this Section 10.1:

(a)           Offering.  The term “Offering” with respect to any of the Company’s Common Stock means the Registration of such Common Stock, whether underwritten or not, for sale to the public.

(b)           Person.  The term “Person” means a corporation, an association, a trust, a partnership, a joint venture, an organization, a business, a limited liability company, an individual, a government or political subdivision thereof or a governmental body.

(c)           Registration.  The terms “register,” “registered” and “registration” refer to a registration effected by preparing and filing a Registration Statement in compliance with the Act, as amended (the “Securities Act”), and the declaration or ordering of effectiveness of such registration statement.

(d)           Registrable Securities.  The term “Registrable Securities” means (i) the shares of Common Stock (the “Shares”) that are issuable to the Holder upon exercise of the Warrant, and (ii) any shares of the Company’s Common Stock that may be issued as a dividend or other distribution (including shares of the Company’s Common Stock issued in a subdivision and split of the Company’s outstanding Common Stock) with respect to, or in exchange for, or in replacement of, shares of the Company’s Common Stock described in clauses (i) or (ii) of this Section 10.1(d); excluding in all cases, however, from the definition of “Registrable Securities” any such shares of the Company’s Common Stock that are:  (w) transferred by a person in a transaction in which rights under this Warrant with respect to such shares of the Company’s Common Stock are not assigned in accordance with the terms of this Warrant; (x) sold pursuant to a registration statement filed pursuant to this Warrant; or (y) sold pursuant to Rule 144 promulgated under the Securities Act or otherwise sold to the public.  Only shares of the Company’s Common Stock shall be Registrable Securities.  Except as provided in clause (ii) of the first sentence of this Section 10.1(d), without limitation, the term “Registrable Securities” does not include any shares of the Company’s Common Stock that were not issued in connection with the exercise of this Warrant.

(e)           Registration Statement.  The term “Registration Statement” means any registration statement which covers any of the Shares of Holder pursuant to the provisions of this Warrant, all amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

10.2.        Company’s Obligations to Register Securities.  The Company agrees that effective as of the first anniversary of the Effective Date, and continuously thereafter until the Expiration Date, it will have in place one or more effective Registration Statement(s) covering the resale of any and all Registrable Securities issued or issuable pursuant to this Warrant and further, that the Company will maintain the effectiveness of such Registration Statement(s) (including without limitation, filing post-effective amendments, appropriate qualifications under applicable blue sky or other state securities laws, and appropriate compliance with the Securities Act) so that any and all Registrable Securities may be sold and/or distributed pursuant to such Registration Statement(s) from time to time and at any time beginning as of one year following the Effective Date and ending as of the Expiration Date.  Solely by way of explanation, and not of limitation, the Company’s obligation to file and/or maintain the effectiveness of such Registration Statement(s) shall be an independent and on-going obligation, and shall continue regardless of any specific request or notification by any Holder or any minimum number of Registrable Securities remaining outstanding, unless or until the Holders of a majority of the outstanding Registrable Securities shall provide a written request to the Company that it cease maintaining the effectiveness of such Registration Statement(s) as to the Registrable Securities covered by such request.  The Parties agree that any breach by the Company of its obligation to register set forth in this Section 10.2 will constitute a material breach of this Agreement, and further that upon such breach, Holder will be entitled to seek all available remedies at law or in equity.

10.3.        The Company agrees to indemnify and hold harmless Holder and its directors, officers, employees, agents, partners, members, controlling persons and affiliates from and against any losses, claims, damages or liabilities they may incur arising out of any untrue or alleged untrue statement of material fact contained in such Registration Statement(s), or any amendment or supplement thereto, or arising out of or based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of any violation of the Securities Act or the Securities Exchange Act of 1934, as amended, in connection therewith, and will reimburse Holder and its directors, officers, employees, agents, partners, members, controlling persons and affiliates for any legal or other expenses reasonably incurred in connection with investigating or defending any such action or claim as such expenses are incurred.

All expenses incurred by the Company in complying with Section 10.2 (other than the underwriter’s discounts and commissions), including, without limitation, all registration and filing fees (including all expenses incident to filing with the National Association of Securities Dealers, Inc.), fees and expenses of complying with securities and blue sky laws (except for blue sky expenses required by law to be borne by the sellers), expense allowances of the underwriters, printing expenses, fees and disbursements of counsel or other advisor to the Company, and of the accountants, are herein called “Registration Expenses.” All fees and expenses of counsel for any selling Holder and all underwriting discounts and commissions applicable to the eligible securities covered by any such registration, are herein called “Selling Expenses” The Company shall pay all Registration Expenses in connection with each registration pursuant to Section 10.2.  All Selling Expenses and blue sky expenses required by law to be borne by sellers in connection with each registration pursuant to Section 10.2 shall be borne by the seller or sellers therein in proportion to the number of eligible securities included by each in such registration or in such other proportions as they may agree upon.

11.          RESTRICTIONS ON TRANSFER.  The Holder, by acceptance hereof, agrees that, absent an effective registration statement filed with the SEC under the Act, covering the disposition or sale of this Warrant or the Common Stock issued or issuable upon exercise hereof or the Common Stock issuable upon conversion thereof, as the case may be, and registration or qualification under applicable state securities laws, such Holder will not sell, transfer, pledge, or hypothecate any or all such Warrants or Common Stock, as the case may be, unless either (i) the Company has received an opinion of counsel, in form and substance reasonably satisfactory to the Company, to the effect that such registration is not required in connection with such disposition, it being understood and agreed that no legal opinion shall be required for transfers to entities set forth in Section 9(i) through (v), inclusive, or (ii) the sale of such securities is made pursuant to SEC Rule 144.

12.          NOTICE OF CERTAIN EVENTS.  In case of any Acquisition or of the voluntary or involuntary dissolution, liquidation or winding up of the Company, then in each such event the Company shall cause to be given to the Holder at least twenty (20) days prior notice of such event.

13.          COMPLIANCE WITH SECURITIES LAWS.  By acceptance of this Warrant, the Holder hereby represents, warrants and covenants that it is an “accredited investor” as that term is defined in Regulation D promulgated under the Act, that any shares of stock purchased upon exercise of this Warrant or acquired upon conversion thereof shall be acquired for investment only and not with a view to, or for sale in connection with, any distribution thereof; that the Holder has had such opportunity as such Holder has deemed adequate to obtain from representatives of the Company such information as is necessary to permit the Holder to evaluate the merits and risks of its investment in the Company; that the Holder is able to bear the economic risk of holding such shares as may be acquired pursuant to the exercise of this Warrant for an indefinite period; that the Holder understands that the shares of stock acquired pursuant to the exercise of this Warrant or acquired upon conversion thereof will not be registered under the Act (unless otherwise required pursuant to exercise by the Holder of the registration rights, if any, previously granted to the Holder) and will be “restricted securities” within the meaning of Rule 144 under the Act and that the exemption from registration under Rule 144 will not be available for at least one (1) year from the date of exercise of this Warrant, subject to any special treatment by the SEC for exercise of this Warrant pursuant to Section 2.2, and even then will not be available unless a public market then exists for the stock, adequate information concerning the Company is then available to the public, and other terms and conditions of Rule 144 are complied with; and that all stock certificates representing shares of stock issued to the Holder upon exercise of this Warrant or upon conversion of such shares may have affixed thereto a legend substantially in the following form:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE ACT, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE.  THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.  INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.  THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

14.          NO RIGHTS OR LIABILITIES AS STOCKHOLDERS.  This Warrant shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company.  In the absence of affirmative action by such Holder to purchase Common Stock by exercise of this Warrant, no provisions of this Warrant, and no enumeration herein of the rights or privileges of the Holder hereof shall cause such Holder hereof to be a stockholder of the Company for any purpose.

15.          NOTICES.  All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, return receipt requested, or by telecopier, or by email or otherwise delivered by hand or by messenger, addressed or telecopied to the person to whom such notice or communication is being given at its address set forth after its signature hereto.  In order to be effective, a copy of any notice or communication sent by telecopier or email must be sent by registered or certified mail, postage prepaid, return receipt requested, or delivered personally to the person to whom such notice or communication is being at its address set forth after its signature hereto.  If notice is provided by mail, notice shall be deemed to be given five (5) business days after proper deposit with the United States mail or nationally recognized overnight courier, or immediately upon personally delivery thereof, to person to whom such notice or communication is being at such address.  If notice is provided by telecopier, notice shall be deemed to be given upon confirmation by the telecopier machine of the receipt of such notice at the telecopier number provided above.  If notice is provided by email, notice shall be deemed to be given upon confirmation by the sender’s email program of the receipt of such notice at the email address provided after the signature of the person to whom such notice or communication is being.  The addresses set forth after the signatures hereto may be changed by written notice complying with the terms of this Section 15.

16.          HEADINGS.  The headings in this Warrant are for purposes of convenience in reference only, and shall not be deemed to constitute a part hereof.

17.          LAW GOVERNING.  This Warrant shall be construed and enforced in accordance with, and governed by, the laws of the State of California.

18.          NO IMPAIRMENT.  The Company will not, by amendment of its Certificate of Incorporation or bylaws, or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against impairment.  Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any shares of stock issuable upon the exercise of this Warrant above the amount payable therefor upon such exercise, and (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock upon exercise of this Warrant.

19.          NOTICES OF RECORD DATE.  In case:

19.1.        the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of this Warrant), for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities or to receive any other right; or

19.2.        of any consolidation or merger of the Company with or into another corporation, any capital reorganization of the Company, any reclassification of the capital stock of the Company, or any conveyance of all or substantially all of the assets of the Company to another corporation in which holders of the Company’s stock are to receive stock, securities or property of another corporation; or

19.3.        of any voluntary dissolution, liquidation or winding-up of the Company;

19.4.        of any redemption of any outstanding capital stock of the Company; or

19.5.        of any registration of the Company’s Common Stock under applicable securities laws or of the filing of a registration statement relating thereto;

then, and in each such case, the Company will mail or cause to be mailed to the Holder of this Warrant a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, or (ii) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation, winding-up, redemption or conversion is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such stock or securities as at the time are receivable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up.  Such notice shall be delivered at least thirty (30) days prior to the date therein specified.

20.          SEVERABILITY.  If any term, provision, covenant or restriction of this Warrant is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Warrant shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

21.          COUNTERPARTS.  For the convenience of the parties, any number of counterparts of this Warrant may be executed by the parties hereto and each such executed counterpart shall be, and shall be deemed to be, an original instrument.

22.          NO INCONSISTENT AGREEMENTS.  The Company will not on or after the date of this Warrant enter into any agreement with respect to its securities which is inconsistent with the rights granted to the Holder of this Warrant or otherwise conflicts with the provisions hereof.  The rights granted to the Holder hereunder do not in any way conflict with and are not inconsistent with the rights granted to holders of the Company’s securities under any other agreements, except rights that have been waived.

23.          SATURDAYS, SUNDAYS AND HOLIDAYS.  If the Expiration Date falls on a Saturday, Sunday or legal holiday, the Expiration Date shall automatically be extended until 5:00 p.m. on the next business day.

IN WITNESS WHEREOF, the parties hereto have executed this Warrant as of the Effective as of July 7, 2004.

BROADVISION, INC., a Delaware corporation		PACIFIC SHORES INVESTORS, LLC, a Delaware limited liability company

By:	/s/ Pehong Chen	By: Pacific Shores Mezzanine, LLC, a Delaware
Name:	Pehong Chen	limited liability company, its sole member
Title:	Chairman, CEO & President
By: Pacific Shores Junior Mezz, LLC, a Delaware limited liability company, its sole member

By: Pacific Shores Junior Mezz Managers, LLC, a Delaware limited liability company, its sole member

By: Pacific Shores Development, LLC, a Delaware limited liability company, its sole member

By: Technology Land LLC, a California limited liability company, Operating Member

		By:	/s/ Joseph K. Paul
Name: Joseph K. Paul
Title: Sole Managing Member

Address for Notices:		Address for Notices:

BroadVision, Inc.		Pacific Shores Investors, LLC
585 Broadway		c/o Paul Holdings, Inc.
Redwood City, California 94063		350 California Street, Suite 1905
Attention: Legal Department		San Francisco, California 94111-4074
Telephone: (650) 261-5100		Attention: Mr. Jay Paul
Facsimile: (650) 298-7440		Telephone: (415) 263.7400
Facsimile: (415) 362.0698

EXHIBIT A

NOTICE OF EXERCISE

(To be executed upon exercise of Warrant)

WARRANT NO.

The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant Certificate for, and to purchase thereunder, the securities of BroadVision, Inc. by tendering herewith payment of the exercise price in full in the form of cash, a certified or official bank check in same-day funds, or cancellation of indebtedness in the amount of $                         for                    such securities.

Please issue a certificate or certificates for such securities in the name of, and pay any cash for any fractional share to (please print name, address and social security number):

Name:

Address:

Signature:

Note:  The above signature should correspond exactly with the name on the first page of this Warrant Certificate or with the name of the assignee appearing in the assignment form below.

If said number of shares shall not be all the shares purchasable under the within Warrant Certificate, a new Warrant Certificate is to be issued in the name of said undersigned for the balance remaining of the shares purchasable thereunder rounded up to the next higher whole number of shares.

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EXHIBIT B

ASSIGNMENT

(To be executed only upon assignment of Warrant Certificate)	WARRANT NO.

For value received, hereby sells, assigns and transfers unto                                                  the within Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint                                                          attorney, to transfer said Warrant Certificate on the books of the within-named Company with respect to the number of Warrants set forth below, with full power of substitution in the premises:

Name(s) of Assignee(s)	Address	# of Warrants

And if said number of Warrants shall not be all the Warrants represented by the Warrant Certificate, a new Warrant Certificate is to be issued in the name of said undersigned for the balance remaining of the Warrants registered by said Warrant Certificate.

Dated:

Signature:

Notice:  The signature to the foregoing Assignment must correspond to the name as written upon the face of this security in every particular, without alteration or any change whatsoever; signature(s) must be guaranteed by an eligible guarantor institution (banks, stock brokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program) pursuant to Securities and Exchange Commission Rule 17Ad-15.

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EXHIBIT C

COMPANY CAPITALIZATION INFORMATION

BroadVision, Inc. has two classes of shares authorized: 2,000,000,000 shares of common stock, $.00001 par value per share, of which 33,602,320 shares were issued and outstanding as of the close of business on August 4, 2004; and 10,000,000 shares of preferred stock, $.00001 par value per share, of which no shares are outstanding.

As of June 30, 2004, there were 10,661,111 shares of common stock reserved for issuance under all of the company’s stock option plans, of which 5,824,643 were reserved for issuance under options outstanding as of that date.

As of June 30, 2004, there were 892,230 shares of common stock reserved for future issuance under BroadVision’s employee stock purchase plan.

As of December 31, 2003, there were warrants outstanding to acquire 9,628 shares of common stock at an average price of $188 per share.  These warrants were issued in 1997 and 2000 in connection with revenue transactions.

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